UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

uniQure N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-36294	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Paasheuvelweg 25a, 1105 BP Amsterdam, The Netherlands	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +31-20-240-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Ordinary Shares, par value €0.05 per share	QURE	The Nasdaq Stock Market LLC The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07, on June 10, 2026, at the 2026 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of uniQure N.V. (the “Company”) approved an amendment to the Company’s Amended and Restated 2014 Share Incentive Plan (the “2014 Plan”) to increase the number of ordinary shares reserved for issuance thereunder (the “Plan Amendment”). The board of directors of the Company (the “Board”) approved the Plan Amendment on April 14, 2026, and directed that the Plan Amendment be submitted to a vote of the Company’s shareholders at the Annual Meeting. The Plan Amendment became effective immediately upon its approval by shareholders at the Annual Meeting.

A description of the 2014 Plan and the Plan Amendment are set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 27, 2026 (the “Proxy Statement”). The foregoing description of the material terms of the 2014 Plan and the Plan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 2014 Plan, as amended by the Plan Amendment, a conformed copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2026, at the Annual Meeting, the shareholders of the Company approved proposed amendments to the Company’s articles of association (the “Articles of Association”) to (i) reflect the Dutch large company regime, (ii) increase the Company's authorized share capital, and (iii) provide that the federal district courts of the United States will serve as the exclusive forum for the adjudication of certain legal disputes. Subsequent to such approval, the Company filed, on June 15, 2026, with the Dutch Trade Register at the Netherlands Chamber of Commerce a deed of amendment (the “Deed of Amendment”), giving effect to the exclusive forum provision and to the authorized ordinary share increase. A copy of the conformed Articles of Association, giving effect to the Deed of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2026, the Company held its Annual Meeting. There were 63,033,249 ordinary shares entitled to vote or be voted. 44,523,051 ordinary shares were voted in person or by proxy at the Annual Meeting.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which are described in the Proxy Statement.

Voting Proposal 1 – Adoption of the 2025 Dutch statutory annual accounts and treatment of the results. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,879,783	12,179	17,457	6,613,632

Voting Proposal 2 – Discharge of liability of the members of the Board. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,560,795	297,403	51,221	6,613,632

Voting Proposal 3 - Reappointment of Madhavan Balachandran as non-executive director. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,342,223	533,759	33,437	6,613,632

Voting Proposal 4 - Reappointment of Jack Kaye as non-executive director. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,256,535	619,247	33,637	6,613,632

Voting Proposal 5 - Reappointment of Leonard Post as non-executive director. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,326,031	550,517	32,871	6,613,632

Voting Proposal 6 – Designation of the Board as the competent body to issue ordinary shares and grant rights to subscribe for ordinary shares. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,615,862	228,624	64,933	6,613,632

Voting Proposal 7 – Designation of the Board as the competent body to exclude or limit preemptive rights upon the issuance of ordinary shares and granting of rights to subscribe for ordinary shares. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
33,851,683	3,997,674	60,062	6,613,632

Voting Proposal 8 – Reauthorization of the Board to repurchase ordinary shares. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,753,778	132,203	23,438	6,613,632

Voting Proposal 9 - Appointment KPMG Accountants N.V. as external auditors of the Company for the fiscal year 2026. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
44,419,027	82,473	21,551	0

Voting Proposal 10 - Approval, on an advisory basis, the compensation of the named executive officers of the Company. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,422,626	414,084	72,709	6,613,632

Voting Proposal 11 - Approval, on an advisory basis, of the frequency of advisory votes on the compensation of the named executive officers of the Company. The results of the advisory vote are set forth below.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
37,197,949	47,246	628,681	35,543	6,613,632

The Board considered the recommendation of the Company’s shareholders and intends to present a proposal regarding an advisory vote on the compensation of the Company’s named executive officers to its shareholders each year until the next vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers is held, which is expected to be no later than the Company’s 2032 annual general meeting of shareholders.

Voting Proposal 12 - Resolution to adopt the Plan Amendment and authorize the Board to issue ordinary shares and grant rights to subscribe for ordinary shares pursuant to the 2014 Plan (as amended by the Plan Amendment). This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,461,945	389,128	58,346	6,613,632

Voting Proposal 13 - Resolution to adopt the amendment to the Company’s Articles of Association to reflect Dutch large company regime. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
28,197,514	9,657,289	54,616	6,613,632

Voting Proposal 14 - Resolution to adopt the amendment to the Company’s Articles of Association to increase the authorized share capital and number of ordinary shares. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
37,616,838	265,504	27,077	6,613,632

Voting Proposal 15 - Resolution to adopt the amendment to the Company’s Articles of Association to include a federal forum selection provision. This proposal was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
33,960,143	3,880,065	69,211	6,613,632

Based on the foregoing votes, the shareholders reappointed Madhavan Balachandran, Jack Kaye, and Dr. Leonard Post as non-executive directors, each to serve until the end of the 2029 annual general meeting of shareholders of the Company, and approved all other proposals set forth on the agenda for the Annual Meeting.

Item 9.01 Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description

3.1	Amended Articles of Association of uniQure N.V.

10.1	Amended and Restated 2014 Share Incentive Plan of uniQure N.V. (conformed to include the Amendment to the Amended and Restated 2014 Share Incentive Plan attached as Appendix A to the Proxy Statement)

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQURE N.V.

Date: June 15, 2026	By:	/s/ Jeannette Potts
Jeannette Potts
Chief Legal and Compliance Officer